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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                      -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 5, 1996


                      -------------------------------------


                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                         1-8597                         94-2657368
(State or other jurisdiction      (Commission File Number)     (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)

             One Bridge Plaza, 6th Floor, Fort Lee, New Jersey 07024 (Former name or former address, if changed since last report)


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ITEM 5.        Other Events.

On March 5, 1996, The Cooper Companies, Inc. (the "Company") issued a press release announcing its first quarter 1996 financial results. This release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7.        Financial Statements and Exhibits.

               (c) Exhibits.

Exhibit
  No.          Description
-------        -----------
 99.1          Press Release dated March 5, 1996 of The Cooper Companies, Inc.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE COOPER COMPANIES, INC.



                                             By   /s/ Robert S. Weiss
                                                --------------------------------
                                                   Robert S. Weiss
                                                   Executive Vice President and
                                                   Chief Financial Officer

Dated:  March 5, 1996




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                                  EXHIBIT INDEX



Exhibit                                                          Sequentially
  No.          Description                                       Numbered Page
-------        -----------                                       -------------
 99.1          Press Release dated March 5, 1996 of The Cooper
               Companies, Inc.


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